UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                             CASTMOR RESOURCES LTD.
                (Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                             CASTMOR RESOURCES LTD.
                              30A Trewsbury Road,
                           Sydenham, London  SE26 5DN

              NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

March 15, 2010

This notice and the accompanying information statement is being furnished to the stockholders of Castmor Resources Ltd., a Nevada corporation (the "Company") with respect to a written consent to action received from a holder of 64% of the issued and outstanding shares of the Company's common stock adopting resolutions approving the amendment of the Company's Articles of Incorporation to effect a change of the Company's name to Takedown Entertainment Inc. The stockholder is also the Company's sole director.

Only Company stockholders of record as at 8:00 a.m. on March 15, 2010 are entitled to receive this Information Statement

The amendment of the Company's Articles of Incorporation will not be effected until at least twenty (20) calendar days following the mailing of the accompanying information statement to our stockholders.

Your vote or consent is not requested or required, and our sole director is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve these matters.

The accompanying information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                            By Order of the Board of Directors


                                            /s/ Alfonso Quijada
                                            Alfonso Quijada
                                            President, CEO and Director


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             CASTMOR RESOURCES LTD.
                              30A Trewsbury Road,
                           Sydenham, London  SE26 5DN

                             INFORMATION STATEMENT

               Date first mailed to stockholders:  March 26, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

INTRODUCTION

This information statement (the "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of Castmor Resources Ltd., a Nevada corporation (the "Company," "we," or "us"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holder of a majority of the issued and outstanding shares of the Company's common stock (the "Common Stock") has executed a written Consent to Action approving the following resolution:

     Amend Article First of the Company's Articles of Incorporation by changing the Company's name from Castmor Resources Ltd. to Takedown Entertainment Inc. (the "Amendment").

The  Amendment  is  described  in  greater  detail  below.

The Amendment was approved by our sole director, who is also the holder of a majority of the issued and outstanding shares of the Common Stock, on March 15, 2010. In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the Amendment as quickly as possible, our sole director resolved to proceed with the corporate action by issuing his written consent as a stockholder.

This Information Statement is dated March 26, 2010 and is first being mailed to stockholders on or about March 26, 2010. Only stockholders of record at 8:00 a.m. on March 15, 2010 (the "Record Date") are entitled to receive this Information Statement.

APPROVAL  OF  THE  WRITTEN  CONSENT  RESOLUTIONS

Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The shares of Common Stock are the only class of voting securities of the Company outstanding. As of the Record Date, the Company had 12,435,000 shares of Common Stock issued and outstanding. Each share of Common Stock carries one vote per share on all matters submitted to a vote of the shareholders. At the Record Date our sole director held 8,000,000 shares of Common Stock representing 64% of the voting rights of our stockholders. Our sole director voted in favor of the Amendment by written consent on March 15, 2010, and since he had sufficient voting power to approve the Amendment through his ownership of capital stock, no consent or approval of the Amendment by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. No vote or other action is requested or required on your part.

EFFECTIVE  DATE

The Amendment will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the directors, in their sole discretion. The Amendment will become effective through the filing of a Certificate of Amendment with the Secretary of State of Nevada.

DISSENTER'S  RIGHTS

Neither the Articles of Incorporation and Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the aforementioned resolutions.

EXCHANGE  OF  STOCK  CERTIFICATES

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the Amendment by submitting them to the Company's transfer agent, Holladay Stock Transfer, Inc., of 2939 North 67th Place, Scottsdale, Arizona 85251, Telephone number: (480) 481-3940. Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate under the new name of the Company. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

REASONS  FOR  AMENDMENT  OF  THE  ARTICLES  OF  INCORPORATION

The change of the Company's name to Takedown Entertainment Inc. was approved because the new name represents the Company's new business direction. Since its inception on September 30, 2005, the Company has been engaged in the exploration for mineral resources. On March 8, 2010, the Company entered into a material definitive agreement (the "Acquisition Agreement") to acquire all the issued and outstanding shares of Cage Wars Championship Ltd., a privately-held company organized under the laws of the United Kingdom ("Cagewars"). Cagewars is engaged in the business of organizing and promoting mixed martial-arts competitions throughout the United Kingdom. (See Current Report on Form 8-K filed with the SEC on March 12, 2010.)

Under the terms of the Acquisition Agreement, upon closing on April 19, 2010 (or such other date as may be mutually agreed upon by the parties), Cagewars will become a wholly-owned subsidiary of the Company. Cagewars is engaged in the organization and promotion of mixed martial arts competitions, events and media. Upon completion of the acquisition of Cagewars, the Company will focus its operations on the business of Cagewars. The sole director of the Company believes that the adoption of Takedown Entertainment Inc. as the name of the Company will more clearly and accurately describe the Company's new business and will allow the Company to develop a more recognizable identity in the marketplace. The Company will not abandon its mineral exploration business unless and until the acquisition of Cagewars closes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

--------------------------------------------------------------------------------
                                               BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                   SHARES            PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
Alfonso Quijada                            8,000,000                  64%
President, Chief Executive Officer,
Treasurer and a director
c/o Castmor Resources Ltd.
30A Trewsbury Road,
Sydenham, London  SE26 5DN
--------------------------------------------------------------------------------
All directors and executive officers       8,000,000                  64%
 as a group (1 person)
================================================================================

PROPOSALS BY SECURITY HOLDERS

There  are  no  proposals  by  any  security  holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment that is not shared by all other holders of the Company's common stock. Our sole director approved the Amendment on March 15, 2010. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the company or its sole director.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

March 15, 2010

By Order of the Board of Directors


/s/ Alfonso Quijada
Name: Alfonso Quijada
Title:  Chief Executive Officer, President and Director